EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of DYNASIL CORPORATION OF AMERICA (the "Company") on Form 10-K for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Craig T. Dunham, President and Chief Executive Officer of the Company and Richard A. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig T. Dunham
Craig T. Dunham
President and Chief Executive Officer

/s/ Richard A. Johnson
Richard A. Johnson
Chief Financial Officer
December 17, 2010